Exhibit 99.1

NYSE Amex: EGAS

Investor Presentation

December 2011

Kevin J. Degenstein

President & COO

Thomas J. Smith

Vice President, CFO & Director

Safe Harbor

These slides contain (and the accompanying oral discussion will contain) “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including but not limited to the Company’s continued ability to make dividend payments, the company’s ability to implement its business plan, the company’s ability to consummate its pending acquisitions and to successfully integrate the operations of the acquired companies; fluctuating energy commodity prices, the possibility that regulators may not permit the company to pass through all of its increased costs to its customers, changes in the utility regulatory environment, wholesale and retail competition, weather conditions, litigation risks, risks associated with contracts accounted for as derivatives, and other factors disclosed in the Company’s periodic reports filed with the Securities and Exchange Commission. Consequently such forward looking statements should be regarded as the Company’s current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Gas Natural Inc.

NYSE Amex: EGAS

52-week high / low

Avg. daily trading volume (3 mos.)

Market capitalization

Common shares outstanding

Float

Dividend Yield

Ownership:

Retail

Institutional

Insiders

$10.89

$11.99 – $10.04 10,889 $88.8 million 8.15 million 6.04 million 4.90%

66%

8%

26%

Note: Market data as of November 29, 2011; Common Shares Outstanding as of November 2, 2011; Ownership as of September 30, 2011

Gas Natural Inc. (NYSE Amex: EGAS)

We are an energy supplier and natural gas utility company with operations in Montana, Wyoming, Ohio, Pennsylvania, Maine and North Carolina.

We also market and distribute natural gas and conduct interstate pipeline operations in Montana and Wyoming.

As of August 2011, we also deliver liquid propane, heating oil, and kerosene in North Carolina and Virginia.

Revenue by Operating Segment

Q3 2011 TTM : $100.4 million

Net Income by Operating Segment

Q3 2011 TTM : $6.5 million

1.0%

0.4%

92.6%

8.2%

1.8%

90.0%

Natural Gas

Marketing and Production

Pipeline and Other

Propane Operations

Business Segment Reporting

Publicly Traded

Holding Company

NYSE Amex: EGAS

Natural Gas Operations

Marketing and Production

Pipeline

Operations

Propane

Operations

Reporting Segments

Resource

Development

Operating

Subsidiaries

Spelman Pipeline Assets

Business Strategy

Build rate base around core operations

Focus on cost controls & efficiency

Bolt-on acquisition strategy

- create critical mass: add rate base near existing utility operations

New market acquisition strategy

- target areas with low saturation rates for natural gas

Major acquisitions

- provide step change to operational efficiencies and customer counts

Natural Gas Operations Overview

• Approximately 63,500 LDC customers[1] in six states

• Transports & distributes ~30.0 Bcf of natural gas annually[1]

• Geographically diverse customer base enhances stability of operations

• Markets natural gas through unregulated subsidiary in MT & WY

• Owns ~41% net revenue interest in

~160 natural gas wells in MT

Regulated Gas LDC Operations

Gas Pipelines

Non-regulated Marketing Area

[1] As of December 31, 2010

Natural Gas Operations Expansion

Spelman Pipeline Assets

Apr 2011

Jan 2010

Nov 2009

Oct & Dec 2007

Natural Gas Operations

Growth opportunities in Maine and North Carolina

ME

NC

MT

WY

Operational improvement in Ohio

Ongoing maintenance and opportunistic growth in Montana and Wyoming

OH

Utility Throughput

(in million cubic feet - MMcf)

5,893

3,636

1,468

789

7,334

3,722

1,498

2,114

10,639

3,801

2,684

4,154

6,534

2,988

1,883

1,663

6,361

3,604

1,884

873

Q3-10

Q4-10

Q1-11

Q2-11

Q3-11

• Full Service increase

(Q3-11 over Q3-10) driven

by customer growth

• Year-to-date 2011 benefited from colder weather

Full Service

Transportation

Bucksport

Marketing & Production

Resources

Marketing and production operations in MT and WY

Markets ~1.3 Bcf annually for C&I customers [1]

• Manages midstream supply for transportation customers

Marketing book

• ~1 year duration

• Storage and production to back up positions

• Identifies opportunities related to the summer/winter spreads

Natural gas production

• ~160 natural gas wells

• Located in northern Montana

• State lease rights to 20,000 acres held by current production

[1] As of December 31, 2010

Pipeline Operations

Development

Glacier Gathering System

• 40 miles of interstate gathering pipeline in south central MT/ north central WY

• Volumetric transportation charge—no commodity risk

Shoshone Transmission

• FERC-regulated interstate pipeline

• 30 miles of 8 inch pipe moving gas between MT & WY

• Allows shippers to take advantage of pricing differentials between AECO and CIG

• Bi-directional flow

Propane Operations

Acquired Independence Oil & LP Gas, Inc. in August 2011

• Deliver liquid propane, heating oil, and kerosene to ~4,500 customers in NC & VA

• Opportunity to strengthen presence in NC, while extending reach into VA, two markets with favorable competitive conditions currently targeted for growth

• Potential to convert NC customers to natural gas given their proximity to the pipeline system

Financial Highlights

Increasing Operating Income

($ in millions)

$5.4

$6.9

$9.1

$11.1

$12.0

2007*

2008**

2009

2010

Q3 2011

TTM

• Fourth quarter 2007 added Maine and North Carolina

• Fourth quarter 2009 added Cut Bank in Montana

• First quarter 2010 added Ohio and Pennsylvania

• Improved operational efficiencies

• Disciplined cost management

* Fiscal year ended June 30

** 2008 calendar year unaudited

Net Income from Continuing Ops

($ in millins)

$2.3

$3.3

$6.8

$5.8

$6.5

$2.5

$4.3

$0.6

$5.9

2007*

2008**

2009

2010

Q3 2011

TTM

• Drivers:

– Increased volume

– Increased customer count

• Focus on cost control

• Investment in rate base

• Culture of change

– Focus on productivity

• Positioned to earn allowed returns

Gross Profit

Deferred Tax Benefit

Bargain Purchase Cain from Independence Oil & LP Gas acquisition from Independence Oil

& LP Gas acquisition

* Fiscal year ended June 30 **2008 calendar year unaudited

Cash Dividends Paid by Calendar Year

$0.44

$0.46

$0.53

$0.54

$0.40

2007

2008

2009

2010

2011

Y-T-D

• New management team restored cash dividends in 2005 after implementing successful turn-around efforts

• Current dividend yield is 4.90%, which is 49 bps higher than the peer group average of 4.41%*

*Dividend yield as of October 17, 2011. Peer group consists of CV, CHG, CPK, CNIG, DGAS, LG, RGCO, UIL, UTL

Capex: Investing in Growth

($ in millions)

$2.4

$7.0

$8.9

$8.5

$19.0

$4.0

$15.0

2007*

2008**

2009

2011

Y-T-D

• Continued investment in regulated operations

– Commands higher multiples

• Expansion in NC and ME

– Favorable competitive environment against alternate fuels

Actual Capital Expenditures

Projected Capital Expenditures

* Fiscal year ended June 30 **2008 calendar year unaudited

Company Highlights

Growth-Oriented Utilities

Focused Acquisition Strategy

Geographically Diverse Customer Base

Experienced Leadership Team

NYSE Amex: EGAS

Investor Presentation

December 2011

Kevin J. Degenstein

President & COO

Thomas J. Smith

Vice President, CFO & Director